Exhibit 10.4(G)
ICC              460 Park Avenue
                 New York, NY 10022
                 Tel: (212) 521-1780
                 Fax: (212) 521-1940
Internet Address jlo@icchem.com


                                                             March 21, 2002

Pharmaceutical Formulations, Inc.
460 Plainfield Avenue
Edison, New Jersey 08818

Attention: James Ingram, President

Gentlemen:

Pursuant to the Third Amendment to Option Agreement between Pharmaceutical Formulations, Inc. (f/k/a Pharmacontrol Corp.) ("PFI") and ICC Industries Inc. ("ICC") dated September 24, 1992 (the "Agreement"), ICC has certain rights (customarily referred to as the limited preemptive rights) to acquire additional shares of stock of PFI in certain events. ICC hereby agrees to waive such rights.

                                       ICC INDUSTRIES INC.

                                       By: /s/ John Oram
                                          ------------------------
                                          Name:  John J. Oram
                                          Title: President